EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2023
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE

24— EARNINGS (LOSS) PER SHARE

	Year Ended December 31,
	2023	2022	2021
Income (loss) available to common shareholders (in Euros)	€(21,177,772)	€(2,933,058)	€699,890
Weighted average number of shares for the computation of basic EPS	36,996,722	34,392,598	32,129,047
Basic EPS (in Euros)	€(0.57)	€(0.09)	€0.02
Effect of dilutive securities	2,653,050	2,502,171	293,824
Weighted average number of shares for the computation of diluted EPS	36,996,722	34,392,598	32,422,871
Diluted EPS income / (loss) (in Euros)	€(0.57)	€(0.09)	€0.02

Diluted EPS income / (loss) available to common shareholders is computed including all dilutive securities that are in the money.

The effects of dilutive securities for the year ended December 31, 2023 and 2022 were excluded from the calculation of diluted earnings per share as a net loss was reported in this period.